                                                                 Exhibit 99.1(C)

                             Computational Materials

               EQCC 1996-3 CS FIRST BOSTON COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY

 ---------------------------------------------------------------------------------
 Class  Original     Coupon   Avg.    CBE               1st  Last   Mod.    Legal
 Name    Par           %      Life   Yield     Price    Pay   Pay   Dur.    Final
 ---------------------------------------------------------------------------------
 To Maturity:
  A1   12,945,000    5.9000   0.59   5.973    100-00   9/96  10/97   0.56    6/00
  A2   45,164,000    6.2000   1.18   6.281    100-00   9/96   7/98   1.10    7/05
  A3   58,109,000    6.2000   1.05   6.281    100-00   9/96   7/98   0.98    7/05
  A4  113,126,000    6.6000   3.10   6.691    100-00   7/98   3/01   2.71    6/08
  A5   30,202,000    7.0500   5.20   7.154    100-00   3/01   6/02   4.21    3/10
  A6   46,956,000    7.3500   7.40   7.463    100-00   6/02   7/05   5.50   12/19
  A7   20,092,000    7.6000  10.74   7.721    100-00   7/05   3/26   7.02    9/27

- -----------------
 To Call:
  A6   46,956,000    7.3500   7.29   7.463    100-00   6/02  12/04   5.45   12/19
  A7   20,092,000    7.6000   8.33   7.721    100-00  12/04  12/04   5.97    9/27
 ---------------------------------------------------------------------------------


(1)  Prepayment Curve (PPC) = 115% of Ramp from 5 to 20 CPR in 12 months.

(2)  Coupon and price are assumed for computational materials.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CS FIRST BOSTON LOGO]

              EQCC 1996-3 CS FIRST BOSTON COMPUTATIONAL MATERIALS

BOND PROFILE SUMMARY

- -----------------------------------------------------------------------------
Percent of PPC:          0        75       100       115       150       200
Implied Seasoned CPR     0        15        20        23        30        40
- -----------------------------------------------------------------------------


 A1 VANILLA ,  Accrual Start Date:  8/15/96
 Price: 100-00      Coupon: 5.9000
 Legal Final:  6/00                                                $12,945,000

 -----------------------------------------------------------------------------
 Bond Yield:            5.97      5.97      5.97      5.97      5.97      5.97
 Average Life:          2.06      0.59      0.59      0.59      0.59      0.59
 Duration:              1.86      0.56      0.56      0.56      0.56      0.56
 First Prin Pay:        9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         6/00     10/97     10/97     10/97     10/97     10/97
 -----------------------------------------------------------------------------


 A2 VANILLA ,  Accrual Start Date:  8/15/96
 Price: 100-00      Coupon: 6.2000
 Legal Final:  7/05                                                $45,164,000

 -----------------------------------------------------------------------------
 Bond Yield:            6.28      6.28      6.28      6.28      6.28      6.28
 Average Life:          7.46      1.68      1.33      1.18      0.95      0.74
 Duration:              5.76      1.54      1.23      1.10      0.89      0.70
 First Prin Pay:        6/00     11/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         7/05      5/99     10/98      7/98      2/98     11/97
 -----------------------------------------------------------------------------


 A3 VANILLA ,  Accrual Start Date:  8/15/96
 Price: 100-00      Coupon: 6.2000
 Legal Final:  7/05                                                $58,109,000

 -----------------------------------------------------------------------------
 Bond Yield:            6.28      6.28      6.28      6.28      6.28      6.28
 Average Life:          6.26      1.44      1.16      1.05      0.87      0.71
 Duration:              4.89      1.32      1.08      0.98      0.82      0.67
 First Prin Pay:        9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:         7/05      5/99     10/98      7/98      2/98     11/97
- -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CS FIRST BOSTON LOGO]

              EQCC 1996-3 CS FIRST BOSTON COMPUTATIONAL MATERIALS


- -----------------------------------------------------------------------------
Percent of PPC:          0        75       100       115       150       200
Implied Seasoned CPR     0        15        20        23        30        40
- -----------------------------------------------------------------------------


 A4 VANILLA ,  Accrual Start Date:  8/15/96
 Price: 100-00      Coupon: 6.6000
 Legal Final:  6/08                                               $113,126,000

 -----------------------------------------------------------------------------
 Bond Yield:            6.69      6.69      6.69      6.69      6.69      6.69
 Average Life:          9.43      4.50      3.51      3.10      2.43      1.85
 Duration:              6.80      3.75      3.02      2.71      2.17      1.68
 First Prin Pay:        7/05      5/99     10/98      7/98      2/98     11/97
 Last Prin Pay:         6/08      4/03     11/01      3/01      3/00      4/99
 -----------------------------------------------------------------------------


 A5 VANILLA ,  Accrual Start Date:  8/15/96
 Price: 100-00      Coupon: 7.0500
 Legal Final:  3/10                                                $30,202,000

 -----------------------------------------------------------------------------
 Bond Yield:            7.15      7.15      7.15      7.15      7.15      7.15
 Average Life:         12.73      7.54      5.91      5.20      4.02      2.99
 Duration:              8.14      5.66      4.68      4.21      3.39      2.61
 First Prin Pay:        6/08      4/03     11/01      3/01      3/00      4/99
 Last Prin Pay:         3/10      2/05      4/03      6/02      2/01     12/99
 -----------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CS FIRST BOSTON LOGO]

              EQCC 1996-3 CS FIRST BOSTON COMPUTATIONAL MATERIALS


- -----------------------------------------------------------------------------
Percent of PPC:          0        75       100       115       150       200
Implied Seasoned CPR     0        15        20        23        30        40
- -----------------------------------------------------------------------------


 A6 VANILLA ,  Accrual Start Date:  8/15/96
 Price: 100-00      Coupon: 7.3500
 Legal Final:  12/19                                                $46,956,000

 ------------------------------------------------------------------------------
 Bond Yield:            7.46      7.46      7.46      7.46      7.46      7.46
 Average Life:         16.25      9.15      8.11      7.40      5.77      4.26
 Duration:              9.11      6.44      5.90      5.50      4.53      3.53
 First Prin Pay:        3/10      2/05      4/03      6/02      2/01     12/99
 Last Prin Pay:        12/19      6/07      7/05      7/05      3/04      3/02

 ---------------
 TO CALL:

 Bond Yield:            7.46      7.46      7.46      7.46      7.46      7.46
 Average Life:         15.63      8.95      8.11      7.29      5.63      4.16
 Duration:              8.97      6.35      5.90      5.45      4.45      3.46
 First Prin Pay:        3/10      2/05      4/03      6/02      2/01     12/99
 Last Prin Pay:         8/14     10/05      7/05     12/04      1/03      5/01
 -----------------------------------------------------------------------------


 A7 VANILLA ,  Accrual Start Date:  8/15/96
 Price: 100-00      Coupon: 7.6000
 Legal Final:  9/27                                                 $20,092,000

 TO MATURITY:
 ------------------------------------------------------------------------------
 Bond Yield:            7.72      7.72      7.72      7.72      7.72      7.72
 Average Life:         27.05     13.82     11.69     10.74      9.27      7.25
 Duration:             11.09      8.17      7.40      7.02      6.39      5.34
 First Prin Pay:       12/19      6/07      7/05      7/05      3/04      3/02
 Last Prin Pay:         7/26      7/26      6/26      3/26     11/23      7/17

 ---------------
 TO CALL:

 Bond Yield:            7.72      7.72      7.72      7.72      7.72      7.72
 Average Life:         18.00      9.17      9.00      8.33      6.42      4.75
 Duration:              9.49      6.38      6.30      5.97      4.91      3.85
 First Prin Pay:        8/14     10/05      7/05     12/04      1/03      5/01
 Last Prin Pay:         8/14     10/05      8/05     12/04      1/03      5/01
- ------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CS FIRST BOSTON LOGO]

              EQCC 1996-3 CS FIRST BOSTON COMPUTATIONAL MATERIALS


FIXED RATE COLLATERAL SUMMARY

  Total Number of Loans                   7,357     Level Pay/Balloon   64%/36%
  Total Outstanding Loan Balance   $326,594,693     1st Lien/2nd Lien   79%/21%

                                              RANGE                   % TOTAL   # LOANS

  Avg Loan Balance  $  44,392.37   Less than or equal to 24,999.99      11.37    2,083
  Highest Balance   $ 270,000.00   25,000             -  49,999.99      32.34    2,920
  Lowest Balance    $   4,895.25   50,000             -  74,999.99      26.37    1,421
                                   75,000             -  99,999.99      14.25      540
                                  100,000             - 199,999.99      14.71      379
                                  200,000             - 270,000.00        .97       14

                                             RANGE                    % TOTAL   # LOANS
  Wtg Avg Coupon          10.80%       Less than or equal to 8.99%       5.00      246
  Highest Coupon          17.15%        9.00%         -      9.99%      29.89    1,691
  Lowest Coupon            7.75%       10.00%         -     10.99%      31.10    2,107
                                       11.00%         -     11.99%      14.71    1,167
                                       12.00%         -     12.99%       7.72      718
                                       13.00%         -     13.99%       5.64      701
                                       14.00%         -     17.15%       5.93      727


                                            RANGE       LEVEL PAY    BALLOON
  Wtd Avg Remaining Term   175.11            1 - 120      3.78%      29.47%
  Highest Remaining Term      360          121 - 180     43.63%       6.08%
  Lowest Remaining Term        31          181 - 240      5.36%        .00%
                                           241 - 360     11.68%        .00%


  Wtd Avg Seasoning          1.05
  Highest Seasoning           118
  Lowest Seasoning              0


                                          RANGE            % TOTAL   # LOANS
  Wtd Avg Orig CLTV      75.16%      0.01%  -  65.00%       17.92    1,578
  Highest CLTV           99.00%     65.01%  -  75.00%       25.02    1,680
  Lowest CLTV             5.00%     75.01%  -  80.00%       28.05    1,711
                                    80.01%  -  85.00%       20.02    1,324
                                    85.01%  -  99.00%        8.99    1,064


  Property Type                      Occupancy Status
    Single Family        92.58%        Primary Residence     96.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CS FIRST BOSTON LOGO]

              EQCC 1996-3 CS FIRST BOSTON COMPUTATIONAL MATERIALS

    Two to Four Family    3.96%        Other                  3.21%
    Other                 3.46%


  Geographics  FL 13%, CA 8%, OH 6%, NC 5%, MI 5%



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CS FIRST BOSTON LOGO]

                                                                               7